                                                                    EXHIBIT 1.2




                                  $
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                               WHITMAN CORPORATION

                           Medium-Term Notes, Series C


                             DISTRIBUTION AGREEMENT


                                                                __________, 2000



[NAME AND ADDRESS OF DISTRIBUTOR(S)]



Ladies and Gentlemen:

                  1. Introduction. Whitman Corporation, a Delaware corporation (the "Issuer"), confirms its agreement with each of you (individually, a "Distributor" and collectively, the "Distributors") with respect to the issue and sale from time to time by the Issuer of its medium-term notes registered under the registration statement referred to in Section 2(a) (any such medium-term notes being hereinafter referred to as the "Securities," which expression shall, if the context so admits, include any permanent global Security). Securities may be sold pursuant to Section 3 of this Agreement in an aggregate amount not to exceed the amount of Registered Securities (as defined in Section 2(a) hereof) registered pursuant to such registration statement reduced by the aggregate amount of any other Registered Securities sold otherwise than pursuant to Section 3 of this Agreement. The Securities will be issued under an indenture, dated as of January 15, 1993, as supplemented by the First Supplemental Indenture dated as of May 20, 1999 (the indenture, as so supplemented, is hereinafter referred to as the "Indenture"), between the Issuer and Bank One Trust Company, National Association, as trustee (the "Trustee").

                  The Securities shall have the terms described in the Prospectus referred to in Section 2(a) as it may be amended or supplemented from time to time, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"). Securities will be issued, and the terms thereof established, from time to time by the Issuer in accordance with the Indenture and the Procedures (as defined in Section 3(d) hereof).

                  2. Representations and Warranties of the Issuer. The Issuer represents and warrants to, and agrees with, each Distributor as follows:

                  a. A registration statement on Form S-3 (No. 333-_____), (the "Registration Statement"), including a prospectus, relating to debt securities of the Issuer, including the Securities ("Registered Securities"), has been filed with the Securities and Exchange Commission ("Commission") and such Registration Statement has become effective under the Securities Act of 1933 ("Act"). The Registration Statement, as amended as of the date hereof, is hereinafter referred to as the "Registration Statement," and the prospectus included in such Registration Statement, as supplemented as of the Closing Date to reflect the terms of the offering of the Securities, including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus." Any reference in this Agreement to amending or supplementing the Prospectus shall be deemed to include the filing of materials incorporated by reference in the Prospectus after the Closing Date and any reference in this Agreement to any amendment or supplement to the Prospectus shall be deemed to include any such materials incorporated by reference in the Prospectus after the Closing Date.

                  b. On the effective date of the Registration Statement relating to the Registered Securities, such Registration Statement conformed in all respects to the requirements of the Act, the Trust Indenture Act of 1939 ("Trust Indenture Act") and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and as of the date hereof and on the Closing Date, the Registration Statement and the Prospectus, and at each of the times of acceptance and of delivery referred to in Section 6(a) hereof and at each of the times of amendment or supplementing referred to in Section 6(b) hereof (the Closing Date and each such time being herein sometimes referred to as a "Representation Date"), the Registration Statement and the Prospectus as then amended or supplemented will conform in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Issuer by any Distributor specifically for use therein.

                  c. The consolidated historical financial statements, together with the related notes thereto, set forth or incorporated by reference in the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Act applicable to registration statements on Form S-3 under the Act. Such historical financial statements fairly present in all material respects the financial position of the Company at the respective dates indicated and the results of operations and cash flows of the Company for the respective periods indicated, in each case in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout such periods. The other historical financial information and data included in the Prospectus is, in all material respects, accurately presented and true and correct.



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                  3. Appointment as Distributors; Agreement of Distributors;
                     -------------------------------------------------------
Solicitations.
--------------

                  a. Subject to the terms and conditions stated herein, the Issuer hereby appoints each of the Distributors as an agent of the Issuer for the purpose of soliciting or receiving offers to purchase the Securities from the Issuer by others. Subject to the reservation by the Issuer of the right to designate and select additional agents to become a party to (and additional Distributors under) this Agreement, so long as this Agreement shall remain in effect with respect to any Distributor, the Issuer shall not, without the consent of any such Distributor, solicit or accept offers to purchase Securities otherwise than through one of the Distributors; provided, however, that, subject to all of the terms and conditions of this Agreement, the foregoing shall not be construed to prevent the Issuer from selling at any time any Registered Securities in a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of such Registered Securities; and provided, further, that the Issuer reserves the right from time to time (i) to sell Securities directly to an investor, and (ii) to accept a specific offer to purchase Securities solicited by, and made by the Issuer to or through, a dealer or other qualified person other than the Distributors (each an "Other Dealer"), without obtaining the prior consent of any of the Distributors, provided that (x) the Issuer shall give each of the Distributors notice of its decision to accept such an offer to purchase Securities promptly after such acceptance, (y) any Other Dealer shall agree to be bound by and subject to the terms and conditions of this Agreement binding on the Distributors (including the commission schedule set forth on Exhibit B), and (z) so long as this Agreement remains in effect, the Issuer shall not appoint any other agent or dealer (other than by adding them as a party to this Agreement) for the purpose of soliciting or receiving offers to purchase Securities on a continuous basis.

                  b. On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, each Distributor agrees, as an agent of the Issuer, to use reasonable efforts when requested by the Issuer to solicit offers to purchase the Securities upon the terms and conditions set forth in the Prospectus, as from time to time amended or supplemented. No Distributor shall have any obligation to purchase Securities from the Company; however, one or more Distributors (each, a "Presenting Distributor") may act as agent or purchase such Securities from the Issuer as principal for resale. The Distributors may use dealer groups and may reallow concessions in the sale of any Securities and, unless otherwise specified in an applicable Pricing Supplement, such concessions will not be in excess of the discount to be received by such Distributor from the Issuer. Upon acceptance by the Issuer of an offer to purchase Securities, the Presenting Distributor shall complete either (i) its standard form of confirmation, or (ii) a Terms Agreement substantially in the form of Exhibit A hereto (a "Terms Agreement") and shall transmit the completed confirmation or Terms Agreement, as the case may be, to the Issuer by hand or by facsimile or other similar means of telecommunication. Unless the Issuer promptly notifies the Presenting Distributor in writing that the Issuer does not agree to the terms set forth in such confirmation or Terms Agreement, such confirmation or Terms Agreement, as the case may be, shall constitute an agreement between the Presenting Distributor and the Issuer for the sale and purchase of such Securities upon the terms set forth therein and in this Agreement




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         (whether or not such confirmation or Terms Agreement, as the case may be, shall have been executed by the Issuer or the Presenting Distributor) and if such confirmation or Terms Agreement contemplates that the Securities described therein shall be purchased by the Presenting Distributor as principal, then, the provisions in this Agreement relating to a Terms Agreement shall apply to such sale and purchase of such Securities.

                  Upon receipt of notice from the Issuer as contemplated by
         Section 4(c) hereof, each Distributor shall suspend its solicitation of offers to purchase Securities until such time as the Issuer shall have furnished it with an amendment or supplement to the Registration Statement or the Prospectus, as the case may be, contemplated by
         Section 4(c) and shall have advised such Distributor that such solicitation may be resumed.

                  The Issuer reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Securities commencing at any time for any period of time or permanently. Upon receipt of at least one Business Day's prior notice from the Issuer, the Distributors will forthwith suspend the solicitation of offers to purchase Securities from the Issuer until such time as the Issuer has advised the Distributors that such solicitation may be resumed. For the purpose of the foregoing sentence, "Business Day" shall mean any day that is not a Saturday or Sunday, and that in The City of New York is not a day on which banking institutions generally are authorized or obligated by law or executive order to close.

                  The Distributors are authorized to solicit offers to purchase Securities as described in the Prospectus, as amended or supplemented, and only in a minimum aggregate amount of $100,000 (or the equivalent thereof in one or more currencies or currency units other than U.S. dollars). Each Distributor shall communicate to the Issuer, orally or in writing, each reasonable offer to purchase Securities received by it as agent. The Issuer shall have the sole right to accept offers to purchase the Securities and may reject any such offer, in whole or in part. If the Issuer accepts or rejects an offer, in whole or in part, the Issuer will promptly notify the Presenting Distributor. Each Distributor shall have the right, in its discretion reasonably exercised, without notice to the Issuer, to reject any offer to purchase Securities received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. All Securities sold through a Distributor as agent will be sold at 100% of their principal amount unless otherwise specified in a Pricing Supplement.

                  No Security which the Issuer has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Issuer, until such Security shall have been delivered to the purchaser thereof against payment by such purchaser.

                  No Distributor shall have any responsibility for maintaining records with respect to the aggregate principal amount of Securities sold, or otherwise monitoring the availability of Securities for sale under the Registration Statement.

                  c. At the time of delivery of, and payment for, any Securities sold by the Issuer as a result of a solicitation made by, or offer to purchase received by, a Distributor, acting on




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         an agency basis, the Issuer agrees to pay such Distributor a commission in accordance with the schedule set forth in Exhibit B hereto. The Issuer agrees that each Distributor that purchases Securities as principal for resale shall receive such compensation, in the form of a discount or otherwise, as shall be indicated in the applicable confirmation or Terms Agreement, as the case may be, or, if no compensation is indicated therein, a commission in accordance with Exhibit B hereto.

                  d. Administrative procedures respecting the sale of Securities (the "Procedures") shall be agreed upon from time to time by the Distributors and the Issuer. The initial Procedures, which are set forth in Exhibit C hereto, shall remain in effect until changed by agreement among the Issuer and the Distributors. Each Distributor and the Issuer agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures. The Issuer will furnish to the Trustee a copy of the Procedures as from time to time in effect.

                  e. The documents required to be delivered by Section 5 hereof shall be delivered at the office of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601, not later than 10:00 A.M., New York City time, on ___________, 2000, or at such later time as may be mutually agreed by the Issuer and the Distributors, which in no event shall be later than the time at which the Distributors commence solicitation of offers to purchase Securities hereunder, such time and date being herein called the "Closing Date."

                  f. If the Issuer and a Presenting Distributor agree to provide for sales of Securities pursuant to delayed delivery contracts, the Issuer will authorize the Distributors to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Exhibit D attached hereto ("Delayed Delivery Contracts") with such changes therein as the Issuer and the Presenting Distributor may authorize or approve. Delayed Delivery Contracts are to be made only with institutional investors, including, without limitation, commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the date of the execution of a Delayed Delivery Contract, the Issuer and the Presenting Distributor shall agree upon the date of payment of compensation to the Distributor in the amount set forth in the applicable confirmation or Terms Agreement, as the case may be, or if no compensation is indicated therein, a commission in accordance with Exhibit B hereto, in respect of the principal amount of Securities to be sold pursuant to Delayed Delivery Contracts. The Distributors will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts.

                  4. Certain Agreements of the Issuer. The Issuer has furnished to Kirkland & Ellis, counsel for the Distributors, one conformed copy of the Registration Statement, including all exhibits, in the form in which it became effective and agrees to furnish all amendments thereto and that, in connection with each offering of Securities:





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                  a. The Issuer will prepare a Pricing Supplement with respect to any Securities to be offered and sold to or through one or more Distributors pursuant to this Agreement and, after approval of such Pricing Supplement by such Distributor or Distributors, will file such Pricing Supplement with the Commission pursuant to and in accordance with Rule 424(b) under the Act.

                  b. The Issuer will advise each Distributor promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will afford the Distributors a reasonable opportunity to comment on any such proposed amendment or supplement (other than any periodic report of the Issuer filed pursuant to Section 13 or Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any Pricing Supplement that relates to Securities not purchased through or by such Distributor); and the Issuer will also advise each Distributor of the filing and effectiveness of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  c. If, at any time when (i) a prospectus relating to the Securities is required to be delivered under the Act and (ii) no suspension of solicitation of offers to purchase Securities pursuant to
         Section 3(b) or this Section 4(c) shall be in effect (any such time referred to in clause (ii) or any time when either any Distributor shall have purchased any Securities as principal as indicated in the applicable confirmation or Terms Agreement and holds such Securities with the intention of reselling them or the Issuer has accepted an offer to purchase Securities but the related settlement has not occurred being referred to herein as a "Marketing Time"), any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statement therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if it is necessary at any such time to amend the Prospectus to comply with the Act, the Issuer will promptly notify each Distributor to suspend solicitation of offers to purchase the Securities; and if the Issuer shall decide to amend or supplement the Registration Statement or the Prospectus, it will promptly advise each Distributor by telephone (with confirmation in writing) and, subject to the provisions of subsection
         (b) of this Section, will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Notwithstanding the foregoing, if, during a Marketing Time any such event occurs or it becomes necessary to amend the Prospectus to comply with the Act, the Issuer, subject to the provisions of subsection (b) of this Section, will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Distributors consent to, nor their delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.



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                  d. The Issuer will timely file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. In addition, during any Marketing Time, on or as soon as practicable after the date on which the Issuer issues a press release concerning earnings or concerning any other event which is required to be described, or which the Issuer proposes to describe, in a document filed pursuant to the Exchange Act, the Issuer will furnish the press release to each Distributor and, subject to the provisions of subsections (b) and (c) of this Section, will cause the Prospectus to be amended or supplemented to reflect the information contained in such press release. The Issuer also will furnish each Distributor during any Marketing Time, with copies of all other press releases. The Issuer will immediately notify each Distributor of any downgrading in the rating of any debt securities of the Issuer or any proposal to downgrade the rating of any debt securities of the Issuer by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Issuer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating), as soon as the Issuer learns of such downgrading, proposal to downgrade or public announcement.

                  e. In order to comply with the provisions of Section 11(a) of the Act, the Issuer will, as soon as practicable, but not later than 16 months after the date of each acceptance by the Issuer of an offer to purchase Securities hereunder, make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the registration statement relating to the Registered Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such acceptance and (iii) the date of the Issuer's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such acceptance.

                  f. The Issuer will furnish to each Distributor copies of the Registration Statement, including all exhibits, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents (including any Pricing Supplement), in each case as soon as available and in such quantities as are reasonably requested.

                  g. The Issuer will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Distributors designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.

                  h. During the period of five years after the date of the last issuance of Securities pursuant to this Agreement, the Issuer will furnish to the Distributors, (i) as soon as available after the end of each fiscal year, a copy of its annual report to stockholders for such year, (ii) as soon as available, a copy of each report on Form 10-K or 10-Q or definitive proxy statement of the Issuer filed with the Commission under the Exchange Act or mailed to





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         stockholders, and (iii) from time to time, such other information concerning the Issuer as the Distributors may reasonably request.

                  i. The Issuer will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse each Distributor for all reasonable expenses (including reasonable disbursements of counsel and fees of counsel not to exceed $12,000) incurred by it in connection with qualification of the Securities for sale under the laws of such jurisdictions as such Distributor may designate and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Securities, for any filing fee of the National Association of Securities Dealers, Inc. relating to the Securities, for reasonable expenses incurred by each Distributor in distributing the Prospectus and all supplements thereto (including any Pricing Supplement), any preliminary prospectuses and any preliminary prospectus supplements to such Distributor, for reasonable costs incurred by each Distributor in any customary advertising of any offering of Securities and for each Distributor's reasonable expenses (including the reasonable fees and disbursements of counsel to the Distributors) incurred in connection with the establishment or maintenance of the program contemplated by this Agreement or otherwise in connection with the activities of the Distributors under this Agreement.

                  j. If required pursuant to a Terms Agreement, for a period beginning at the time of execution of a Terms Agreement and ending on the date of delivery of the Securities covered thereby, the Issuer will not, without the prior consent of the Distributors party to such Terms Agreement, offer, sell, contract to sell or otherwise dispose of any United States dollar-denominated debt securities issued or guaranteed by the Issuer and having a maturity of more than one year from the date of issue, other than borrowings under the Issuer's revolving credit facility or unless otherwise specified in such Terms Agreement, pursuant to a transaction exempt from registration under the Act.

                  5. Conditions of Obligations. The obligations of each Distributor, as agent of the Issuer, under this Agreement at any time to solicit offers to purchase the Securities and to purchase Securities from the Issuer as principal is subject to the accuracy, on the date hereof, on each Representation Date and on the date of each such solicitation, of the representations and warranties of the Issuer herein, to the accuracy, on each such date, of the statements of the Issuer's officers made pursuant to the provisions hereof, to the performance, on or prior to each such date, by the Issuer of its obligations hereunder, and to each of the following additional conditions precedent:

                  a. The Prospectus, as amended or supplemented as of any Representation Date or date of such solicitation, as the case may be, shall have been filed with the Commission in accordance with the Rules and Regulations and no stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Issuer or any Distributor, shall be contemplated by the Commission.

                  b. Neither the Registration Statement nor the Prospectus, as amended or supplemented as of any Representation Date or date of such solicitation, as the case may be, shall contain any untrue statement of fact which, in the reasonable opinion of any Distributor, is material or omits to state a fact which, in the reasonable opinion of any Distributor, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  c. There shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Issuer or its subsidiaries which, in the judgment of such Distributor, is so material and adverse as to make it impracticable or inadvisable to proceed with the solicitations of offers to purchase or the delivery of the Securities, (ii) any downgrading in the rating of any debt securities of the Issuer by Standard & Poor's Corporation or Moody's Investors Service, Inc., or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Issuer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Issuer on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or intentional calamity or emergency if, in the judgment of such Distributor, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with solicitations of offers to purchase, or sales of, Securities.

                  d. With respect to any Security denominated in a currency other than the U.S. dollar, more than one currency or a composite currency or any Security, the principal or interest of which is indexed to such currency, currencies or composite currency, there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies or composite currency, the outbreak or escalation of hostilities involving, the occurrence of any material adverse change in the existing financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency.

                  e. At the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the Distributors or the Distributor purchasing such Securities (the "Purchasing Distributor"), as the case may be, shall have received an opinion, dated the Closing Date, or such date of delivery, as the case may be, of Sidley & Austin, counsel for the Company, to the effect that:

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                           (i) The Issuer has been duly incorporated and is an
                  existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus;

                           (ii) The Securities have been duly authorized by the
                  Issuer and, when the terms thereof have been established in accordance with the Indenture and when the Securities have been duly executed, authenticated, issued and delivered in accordance with the Indenture, this Agreement and any applicable Terms Agreement against payment of the agreed upon consideration therefor, will constitute valid and legally binding obligations of the Issuer enforceable against the Issuer in accordance with their respective terms, subject to
                  (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting the enforcement of creditors' rights, (b) to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), (c) any requirement that a claim with respect to any Security denominated in other than U.S. dollars (or a judgment denominated in other than U.S. dollars in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined in accordance with applicable law and (d) governmental authority to limit, delay or prohibit the making of payments outside of the United States or in a foreign currency or currency unit, it being understood that such counsel may (A) assume that at the time of the issuance, sale and delivery of each Security the authorization of such series will not have been modified or rescinded and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security and (B) assume that neither the issuance, sale and delivery of any Security, nor any of the terms of such Security, nor compliance by the Issuer with such terms, will violate any applicable law, any agreement or instrument then binding upon the Issuer or any restriction imposed by any court or governmental body having jurisdiction over the Issuer;

                           (iii) The Securities conform in all material respects
                  to the description thereof contained in the Prospectus;

                           (iv) The Indenture has been duly authorized, executed
                  and delivered by the Issuer, has been duly qualified under the Trust Indenture Act and, assuming the due authorization, execution and delivery by the Trustee, the Indenture constitutes a valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting the enforcement of creditors' rights, (b) to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), (c) any requirement that a claim with respect to any Security denominated in other than U.S. dollars (or a judgment denominated in other than U.S. dollars in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined in accordance with applicable law and (d) governmental authority to limit, delay or prohibit the making of payments outside of the United States or in a foreign currency or currency unit;

                           (v) Each document filed pursuant to the Exchange Act
                  and incorporated by reference in the Prospectus (other than the financial statements and the notes thereto and the supporting schedules and other financial or statistical data derived therefrom or included or incorporated by reference therein, as to which no opinion need be given) complied when filed as to form in all material respects with the Exchange Act and the Rules and Regulations thereunder;

                           (vi) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement (including, if applicable, the provisions of any Terms Agreement) in connection with the issuance or sale of the Securities by the Issuer, except such as have been obtained and made under the Act (other than the filing of the applicable Pricing Supplement) and the Trust Indenture Act and such as may be required under state securities or Blue Sky laws of various jurisdictions;

                           (vii) The Registration Statement has become effective
                  under the Act, the Prospectus was duly filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act, and (A) the Registration Statement relating to the Registered Securities, as of its effective date, the Registration Statement and the Prospectus, as of the Closing Date and the date of any applicable Terms Agreement, and any amendment or supplement thereto, as of its date, complied and comply as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; (B) nothing came to such counsels' attention that causes them to believe that the Registration Statement, as of its effective date, or the Registration Statement, as of the date hereof, the Closing Date and the date of any applicable Terms Agreement, or any such amendment or supplement, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the Closing Date and the date of any applicable Terms Agreement, or any such amendment or supplement, as of its date, includes or included any untrue statement of a material fact or omits or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) the information in the Prospectus under the captions "Description of the Notes" and "Description of the Debt Securities" or a comparable section describing the Securities and the Indenture is accurate in all material respects; it being understood that such counsel need express no opinion or belief as to the financial statements and the notes thereto and the supporting schedules and other financial or statistical data derived therefrom contained in the Registration Statement or the Prospectus or incorporated by reference therein; and

                           (viii) This Agreement and any applicable Terms
                  Agreement have each been duly authorized, executed and delivered by the Issuer;

         provided, however, that, in the case of each such opinion delivered pursuant to a Terms Agreement, (x) the statements made in clause (ii) shall state that the terms of the Securities have been duly established in accordance with the Indenture, (y) the statements contained in such opinion relating to the Registration Statement or the Prospectus shall relate to the Registration Statement or the Prospectus, as the case may be, as amended or supplemented as of the date of the Issuer's acceptance of the offer to purchase such Securities and as of the time of delivery of such Securities; and (z) such opinion shall relate to the Securities being delivered on the date of such opinion and not to other Securities as well.

                  f. At the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the Distributors or the Purchasing Distributor, as the case may be, shall have received an opinion, dated the Closing Date or the date of delivery, as the case may be, of Steven R. Andrews, General Counsel of the Issuer, to the effect that:

                           (i) The Issuer is duly qualified to do business as a
                  foreign corporation in good standing in all jurisdictions in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the properties, assets, operations, business or condition (financial or otherwise) of the Issuer and its subsidiaries, taken as a whole;

                           (ii) Each "significant subsidiary" (as defined in
                  Regulation S-X of the Commission) of the Issuer has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus;

                           (iii) Each such significant subsidiary of the Company
                  is in good standing and is duly qualified to do business as a foreign corporation in all jurisdictions in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to be in good standing or so qualify would not, individually or in the aggregate, have a material adverse effect on the properties, assets, operations, business or condition (financial or otherwise) of the Issuer and its subsidiaries, taken as a whole; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and all of such capital stock is owned by the Issuer, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity, except as set forth in Exhibit 21 to the Issuer's most recent Annual Report on Form 10-K filed with the Commission;

                           (iv) The execution, delivery and performance of the
                  Indenture, this Agreement (including any provisions of any applicable Terms Agreement) and the issuance and sale of the Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Issuer or any subsidiary of the Issuer or any of their properties or any agreement or instrument to which the Issuer or any such subsidiary is a party or by which the Issuer or any such subsidiary is bound or to which any of the properties of the Issuer or any such subsidiary is subject; nor will such action result in any violation of the provisions of the charter or by-laws of the Issuer or any such subsidiary; the Issuer has the power and authority to authorize, issue and sell the Securities as contemplated by this Agreement (including the provisions of any applicable Terms Agreement);

                           (v) To the best of such counsel's knowledge and
                  information, (A) there are no contracts, indentures, mortgages, loan agreements, notes, deeds of trust, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and (B) no default exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, deed of trust, lease or other instrument which breach would, individually or in the aggregate, have a material adverse effect on the properties, assets, operations, business or condition (financial or otherwise) of the Issuer and its subsidiaries taken as a whole; and

                           (vi) Nothing came to such counsel's attention which
                  causes him to believe that the Registration Statement, as of its effective date, or the Registration Statement, as of the date hereof, the Closing Date or the date of any applicable Terms Agreement, or any such amendment or supplement, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the Closing Date and the date of any applicable Terms Agreement, or any such amendment or supplement, as of its date, includes or included any untrue statement of a material fact or omits or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings and contracts and other documents constitute an accurate summary of such statutes, proceedings, contracts and other documents in all material respects; it being understood that such counsel need express no opinion or belief as to the financial statements and the notes thereto or the supporting schedules and other financial or statistical data derived therefrom contained in the Registration Statement or the Prospectus or incorporated by reference therein;

         provided, however, that, in the case of each such opinion delivered pursuant to a Terms Agreement, (x) the statements contained in such opinion relating to the Registration Statement or the Prospectus shall relate to the Registration Statement or the Prospectus, as the case may be, as amended or supplemented as of the date of the Issuer's acceptance of the offer to purchase such Securities and as of the time of delivery of such Securities; and (y) such opinion shall relate to the Securities being delivered on the date of such opinion and not to other Securities as well.

                  g. At the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the Distributors or the Purchasing Distributor, as the case may be, shall have received a certificate on behalf of the Issuer, dated the Closing Date or such date of delivery, as the case may be, of the Chairman and Chief Executive Officer or any Vice President and the principal financial or accounting officer of the Issuer in which such officers, to the best of their knowledge after reasonable investigation, shall state that (i) the representations and warranties of the Issuer in this Agreement are true and correct, (ii) the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or such date of delivery, as the case may be, (iii) no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purposes have been instituted or are contemplated by the Commission, and (iv) subsequent to the date of the most recent financial statements in or incorporated by reference in the Prospectus, there has been no material adverse change in the financial position or results of operations of the Issuer and its subsidiaries, taken as a whole, except as set forth in or contemplated by the Prospectus or as described in such certificate. In the case of each such certificate delivered pursuant to a Terms Agreement, the statements contained in such certificate relating to the Registration Statement or the Prospectus shall relate to the Registration Statement or the Prospectus, as the case may be, as amended or supplemented as of the date of the Issuer's acceptance of the offer to purchase such Securities and as of the time of delivery of such Securities.

                  h. At the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the Distributors or the Purchasing Distributor, as the case may be, shall have received a letter, dated the Closing Date or such date of delivery, as the case may be, of KPMG LLP, confirming that they are independent public accountants within the meaning of the Act and applicable published Rules and Regulations thereunder and stating in effect that:

                           (i) in their opinion, the financial statements and
                  schedules audited by them and included or incorporated by reference in the Registration Statement and the Prospectus, comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on any unaudited financial statements included in the Registration Statement;

                           (iii) on the basis of the review, if any, referred to
                  in clause (ii) above, a reading of the latest available interim financial statements of the Issuer, inquiries of officials of the Issuer who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited consolidated financial
                           statements, if any, included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and the Exchange Act and the related published Rules and Regulations or any material modification should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                    (B) the unaudited summary financial
                           information, if any, included in the Prospectus does not agree with the amounts set forth in the unaudited consolidated financial statements from which it was derived or was not determined on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus;

                                    (C) at the date of the latest available
                           balance sheet read by such accountants, there was any change in the capital stock or any increase in long-term debt, including current maturities, of the Issuer and consolidated subsidiaries and at the date of the latest available balance sheet read by such accountants, there was any decrease in total shareholders' equity, in each case as compared with amounts shown on the latest balance sheet included or incorporated by reference in the Prospectus and at a subsequent specified date not more than five days prior to the Closing Date, there was any change greater than three percent in the capital stock or any increase greater than five percent in long-term debt, including current maturities, of the Issuer and consolidated subsidiaries as compared with amounts shown on the latest balance sheet included or incorporated by reference in the Prospectus; and

                                    (D) for the period from the date of the
                           latest income statement included or incorporated by reference in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the preceding year, in consolidated sales and revenues, operating income or net income; and for the period from the closing date of the latest available income statement read by such accountants to a subsequent specified date not more than five days prior to the Closing Date, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated sales and revenues, operating income or net income;

                  except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (iv) in addition to the procedures specified in (ii)
                  above, they have carried out certain other limited procedures of a nature customarily the subject of independent auditors' comfort letters with respect to (A) specified dollar amounts (or percentages derived from such dollar amounts) and (B) other financial information of a nature customarily the subject of independent auditors' comfort letters, which is contained in the Prospectus, including without limitation the ratios of earnings to fixed charges, and have found such dollar amounts, percentages and other financial information to be in agreement with the relevant accounting and financial records specified in such letter, except as otherwise specified in such letter.

                  All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

                  In the case of each such letter delivered pursuant to a Terms Agreement, the statements contained in such letter relating to the Registration Statement or the Prospectus shall relate to the Registration Statement or the Prospectus, as the case may be, as amended or supplemented as of the date of the Issuer's acceptance of the offer to purchase such securities and as of the time of delivery of such Securities.

                  i. At the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the Distributors or the Purchasing Distributor, as the case may be, shall have received from Kirkland & Ellis, counsel for the Distributors, such opinion or opinions, dated the Closing Date or such date of delivery, as the case may be, with respect to the validity of the Securities, the Registration Statement, the Prospectus and other related matters as they may require, and the Issuer shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  The Issuer will furnish the Distributors with such conformed copies of such opinions, certificates, letters and documents as they reasonably request.

                  6. Additional Covenants of the Issuer. The Issuer agrees that:
                     -----------------------------------------------------------

                  a. Each acceptance by the Issuer of an offer for the purchase of Securities shall be deemed to be an affirmation that its representations and warranties contained in this Agreement are true and correct at the time of such acceptance and a covenant that such representations and warranties will be true and correct at the time of delivery to the purchaser of the Securities as though made at and as of each such time, it being understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended or supplemented at each such time. Each such acceptance by the Issuer of an offer to purchase Securities shall be deemed to constitute an additional representation, warranty and agreement by the Issuer that, as of the date of delivery of such Securities to the purchaser thereof, after giving effect to the issuance of such Securities, of any other Securities to be issued on or prior to such delivery date and of any other Registered Securities to be issued and sold by the Issuer on or prior to such delivery date, the aggregate amount of Registered Securities (including any Securities) which have been issued and sold by the Issuer will not exceed the amount of Registered Securities registered pursuant to the Registration Statement.

                  b. Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement) (the date of any such amendment or supplement being referred to herein as a "Representation Date"), the Issuer shall (in the case of a Current Report on Form 8-K, upon the reasonable request of the Distributors),
         (A) concurrently with such amendment or supplement, if such amendment or supplement shall occur during a Marketing Time, or (B) immediately upon the commencement of the next Marketing Time if such amendment or supplement shall not occur during a Marketing Time, furnish the Distributors with a certificate on behalf of the Issuer, dated the date of delivery thereof, of the Chairman and Chief Executive Officer or any Vice President and the principal financial or accounting officer of the Issuer, in form satisfactory to the Distributors, to the effect that the statements contained in the certificate covering the matters set forth in Section 5(g) hereof which was last furnished to the Distributors pursuant to this Section 6(b) are true and correct at the time of such amendment or supplement, as though made at and as of such time or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(g); provided, however, that any certificate furnished under this Section 6(b) shall relate to the Registration Statement and the Prospectus as amended or supplemented at the time of delivery of such certificate and, in the case of the matters set forth in clause (iii) of Section 5(g), to the time of delivery of such certificate.

                  c. At each Representation Date referred to in Section 6(b), the Issuer shall, (A) concurrently if such Representation Date shall occur during a Marketing Time, or (B) immediately upon the commencement of the next Marketing Time if such Representation Date shall not occur during a Marketing Time, furnish the Distributors with a written opinion, dated the date of such Representation Date, of Steven R. Andrews, General Counsel of the Issuer (or at the option of the Issuer, the opinion of Sidley & Austin), in form satisfactory to the Distributors, covering the matters set forth in Sections 5(e) and 5(f) hereof; provided, however, that to the extent appropriate such opinion may reconfirm matters set forth in a prior opinion delivered at the Closing Date or under this Section 6(c); provided further, however, that any opinion furnished under this Section 6(c) shall relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date and shall state that the Securities sold in the relevant Applicable Period (as defined below) have been duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Issuer enforceable in accordance with their terms, subject only to the exceptions set forth in clause (ii) of Section 5(e) hereof as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and general equity principles, and conform to the description thereof contained in the Prospectus as amended or supplemented at the relevant date or dates for the delivery of such Securities to the purchaser or purchasers thereof. For the purpose of this Section 6(c), "Applicable Period" shall mean with respect to any opinion delivered on a Representation Date the period commencing on the date as of which the most recent prior opinion delivered at the Closing Date or under this Section 6(c) speaks and ending on such Representation Date.

                  d. At each Representation Date referred to in Section 6(b) on which the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information, the Issuer shall cause KPMG LLP, (A) concurrently if such Representation Date shall occur during a Marketing Time, or (B) immediately upon the commencement of the next Marketing Time if such Representation Date shall not occur during a Marketing Time, to furnish the Distributors with a letter, addressed jointly to the Issuer and the Distributors and dated the date of such Representation Date, in form and substance satisfactory to the Distributors, to the effect set forth in Section 5(h) hereof; provided, however, that to the extent appropriate such letter may reconfirm matters set forth in a prior letter delivered at the Closing Date or pursuant to this Section 6(d); provided further, however, that any letter furnished under this Section 6(d) shall relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Issuer.

                  e. The Issuer agrees that any obligation of a person who has agreed to purchase Securities to make payment for and take delivery of such Securities shall be subject to (i) the accuracy, on the related settlement date fixed pursuant to the Procedures, of the Issuer's representation and warranty deemed to be made to the Distributors pursuant to the last sentence of subsection (a) of this Section 6, and
         (ii) the satisfaction, on such settlement date, of each of the conditions set forth in Sections 5(a), (b), (c) and
         (d), it being understood that under no circumstance shall any Distributor have any duty or obligation to exercise the judgment permitted under Section 5(b) or (c) on behalf of any such person.

                  7. Indemnification and Contribution.
                     --------------------------------

                  a. The Issuer will indemnify and hold harmless each Distributor against any losses, claims, damages or liabilities, joint or several, to which such Distributor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Distributor for any legal or other expenses reasonably incurred by such Distributor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuer will not be liable to such Distributor in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Issuer by such Distributor specifically for use therein, unless such loss, claim damage or liability arises out of the offer or sale of Securities occurring after the Distributor has notified the Issuer in writing that such information should no longer be used therein.

                  b. Each Distributor will indemnify and hold harmless the Issuer against any losses, claims, damages or liabilities to which the Issuer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformit with written information furnished to the Issuer by such Distributor specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuer in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, unless such loss, claim, damage or liability arises out of the offer or sale of Securities occurring after the Distributor has notified the Issuer in writing that such information should no longer be used therein.

                  c. Promptly after receipt by an indemnified party under this
         Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or
         (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonably costs of investigation.

                  d. If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and any Distributor on the other from the offering pursuant to this Agreement of the Securities which are the subject of the action or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer on the one hand and any Distributor on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and any Distributor on the other shall be deemed to be in the same proportions as the total net proceeds from the offering pursuant to this Agreement of the Securities which are the subject of the action (before deducting expenses) received by the Issuer bear to the total discounts and commissions received by such Distributor from the offering of such Securities pursuant to this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or such Distributor and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Distributor shall be required to contribute any amount in excess of the amount by which the total price at which the Securities which are the subject of the action and which were distributed to the public through it pursuant to this Agreement or upon resale of Securities purchased by it from the Issuer exceeds the amount of any damages which such Distributor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each Distributor in this subsection (d) to contribute are several, in the same proportion which the amount of the Securities which are the subject of the action and which were distributed to the public through such Distributor pursuant to this Agreement bears to the total amount of such Securities distributed to the public through all of the Distributors pursuant to this Agreement, and not joint.

                  e. The obligations of the Issuer under this Section 7 shall be in addition to any liability which the Issuer may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls each Distributor within the meaning of the Act; and the obligations of each Distributor under this Section 7 shall be in addition to any liability which each Distributor may otherwise have and shall extend, upon the same terms and conditions, to each director of the Issuer, to each officer of the Issuer who has signed the Registration Statement and to each person, if any, who controls the Issuer within the meaning of the Act.

                  8. Status of Each Distributor. In soliciting offers to purchase the Securities from the Issuer pursuant to this Agreement and in assuming its other obligations hereunder (other than any obligation to purchase Securities pursuant to Section 3 hereof), each Distributor is acting individually and not jointly and is acting solely as agent for the Issuer and not as principal. In connection with the placement of any Securities by a Distributor, acting as agent, (a) each Distributor will make reasonable efforts to assist the Issuer in obtaining performance by each purchaser whose offer to purchase Securities from the Issuer has been solicited by such Distributor and accepted by the Issuer, but such Distributor shall have no liability to the Issuer in the event any such purchase is not consummated for any reason; and (b) if the Issuer shall default on its obligations to deliver Securities to a purchaser whose offer it has accepted, the Issuer (i) shall hold the Distributors harmless against any loss, claim or damage arising from or as a result of such default by the Issuer, and (ii) in particular, shall pay to the Distributors any commission to which they would be entitled in connection with such sale.

                  9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Issuer or its officers and of the Distributors set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Distributor, the Issuer or any of their respective representatives, officers or directors or any controlling person and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section 10 or for any other reason or if for any reason the sale of Securities described in a confirmation or Terms Agreement referred to in Section 3 by the Issuer to a Distributor is not consummated, the Issuer shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4(i) and the obligations of the Issuer under Sections 4(e) and 4(h) and the respective obligations of the Issuer and the Distributors pursuant to Section 7 shall remain in effect. In addition, if any such termination of this Agreement shall occur during a Marketing Time, the obligations of the Issuer under the second sentence of Section 4(c), under Sections 4(b), 4(d), 4(f), 4(g) and 4(j) and, in the case of a termination occurring as described in (ii) above, under Sections 3(c), 6(a) and 6(e) and under the last sentence of Section 8, shall also remain in effect.

                  10. Termination. This Agreement may be terminated for any reason at any time by the Issuer as to any Distributor or by such Distributor insofar as this Agreement relates to such Distributor, upon the giving of one day's written notice of such termination to the other parties hereto; provided, however, that this Agreement may not be terminated with respect to a Distributor by the giving of such notice following receipt by the Issuer of a confirmation or Terms Agreement referred to in Section 3 relating to the purchase of Securities by such Distributor and prior to delivery of the Securities described in such confirmation or Terms Agreement, unless the sale and purchase of Securities contemplated thereby is rejected by the Issuer in accordance with
Section 3. Any settlement with respect to Securities placed by a Distributor on an agency basis occurring after termination of this Agreement shall be made in accordance with the Procedures and each Distributor agrees, if requested by the Issuer, to take the steps therein provided to be taken by such Distributor in connection with such settlement.

                  11. Sales of Securities Denominated in a Currency other than U.S. Dollars or of Indexed Securities. If at any time the Issuer and any of the Distributors shall determine to issue and sell Securities denominated in a currency other than U.S. dollars, which other currency may include a currency unit, or with respect to which an index is used to determine the amounts of payments of principal and any premium and interest, the Issuer and any such Distributor may execute and deliver a supplement to this Agreement for the purpose of making any appropriate additions to and modifications of the terms of this Agreement (and the Procedures) applicable to such Securities and the offer and sale thereof. The Distributors are authorized to solicit offers to purchase Securities with respect to which an index is used to determine the amounts of payments of principal and any premium and interest, and the Issuer shall agree to any sales of such Securities (whether offered on an agency or principal basis), only in a minimum aggregate amount of $2,500,000. The Issuer will not issue Securities denominated in Yen otherwise than in compliance with applicable Japanese laws, regulations and policies. In particular, the Issuer or its designated agent shall submit such reports or information as may be required from time to time by applicable law, regulations and guidelines promulgated by Japanese governmental and regulatory authorities in the case of the issue and purchase of the Securities and the Issuer shall ensure that each such Security shall have a minimum denomination of "1,000,000 and a minimum maturity of one year or such other minimum denomination and maturity as may be allowed from time to time by Japanese governmental and regulatory authorities.

                  12. Notices. Except as otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to [NAME AND ADDRESS OF DISTRIBUTOR(S)]; and notices to the Issuer shall be directed to it at Whitman Corporation, 3501 Algonquin Road, Rolling Meadows, Illinois 60008, Attention: Secretary; or in the case of any party hereto, to such other address or person as such party shall specify to each other party by a notice given in accordance with the provisions of this Section 12. Any such notice shall take effect at the time of receipt.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, their respective successors, the officers and directors and controlling persons referred to in Section 7 and, to the extent provided in Section 6(e), any person who has agreed to purchase Securities from the issuer, and no other person will have any right or obligation hereunder.

                  14. Governing Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such executed counterparts shall together constitute one and the same Agreement.

                  If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.

                                Very truly yours,

                                WHITMAN CORPORATION


                                By:
                                    ------------------------------------
                                Name:
                                Title:


CONFIRMED AND ACCEPTED, as of the date first above written:
[NAME AND SIGNATURE BLOCK OF EACH DISTRIBUTOR]

                                                                       EXHIBIT A


                               WHITMAN CORPORATION

                                   ("COMPANY")

                           MEDIUM-TERM NOTES, SERIES C

               DUE FROM NINE MONTHS TO 30 YEARS FROM DATE OF ISSUE


                                 TERMS AGREEMENT


                                                                          , 2000

Whitman Corporation
3501 Algonquin Road
Rolling Meadows, Illinois  60008

Attention:

Dear Sirs:

                  We offer to purchase, on and subject to the terms and conditions of the Distribution Agreement filed as an exhibit to the Company's Registration Statement on Form S-3 (No. 333-_______) ("Distribution Agreement"), the following Notes ("Notes") on the following terms:

                  Title:

                  Currency or Currency Units:

                  Stated Maturity:

                  Principal Amount:

                  Public Offering Price: [___%, SUBJECT TO CHANGE BY THE
                                               UNDERSIGNED - THE AGENT PROPOSES
                                               TO REOFFER THE ABOVE NOTES FROM
                                               TIME TO TIME AT MARKET PRICES
                                               PREVAILING AT THE TIME OF SALE,
                                               AT PRICES RELATED TO SUCH
                                               PREVAILING MARKET PRICES OR AT
                                               NEGOTIATED PRICES]

                  Original Issue Discount Security:  Yes ____    No ____

                  Purchase Price (to be paid in immediately  available funds):
                  ____%[, PLUS ACCRUED INTEREST, IF ANY, FROM THE TRADE DATE TO THE SETTLEMENT DATE]

                  Underwriting Discount or Commission (%):

                  Proceeds to Company (If different from Public Offering Price) (%):

                  In the case of Fixed Rate Notes, the Interest Rate and the Interest Payment Date or Dates and corresponding Regular Record Date or Dates:

                  In the case of Floating Rate Notes, the Interest Rate Formula, Initial Interest Rate, the Index Maturity, the Spread and/or Spread Multiplier (if any), the maximum or minimum Interest Rate Limitations (if any), the Interest Reset Dates, the Interest Determination Dates, the Calculation Agent, the Calculation Dates, the Interest Payment Dates and the Record Dates, in each case to the extent applicable:





                  Optional Redemption (option of the Company):

                           Redemption Date(s):
                           Redemption Prices(s)(%):
                           Notice Period:

                  Optional Redemption (option of the Holder):

                           Redemption Date(s):
                           Redemption Price(s)(%):
                           Notice Period:

                  Sinking Fund:

                  Trade Date:

                  Settlement Date (Issue Date):

                  Delayed Delivery Contracts:

                  Standoff Agreement:   Yes ___        No ___

                  Private Offering Exception:        Yes ___  No ___


                                    * * * * *

Details for Settlement

                  (Additional Purchase Information - to be completed by Distributor, if desired, to the extent available):

                  Exact name in which the Note or Notes are to be registered ("registered owner"):

                  Exact address of registered owner and, if different, the address for delivery of notices and payment of principal and any premium and interest:

                  Taxpayer identification number of registered owner:

                  Principal amount of each Note in authorized denominations to be delivered to registered owner:

                  Exchange rate applicable to purchase Foreign Currency Notes to be paid for in U.S.
                  dollars:

                                    * * * * *

                  Our agreement to purchase the Notes hereunder is subject to the conditions set forth in the Distribution Agreement, [ - INCLUDING - OTHER THAN -] the conditions set forth in paragraphs (d), (e), (f), (g), (h) and (i) of Section 5 thereof [-, AND [SPECIFY ADDITIONAL CONDITIONS, IF ANY] -]. If for any reason the purchase by the undersigned of the Notes is not consummated other than because of a default by the undersigned or a failure to satisfy a condition set forth in clause (iii), (iv) or (v) of Section 5(c) of the Distribution Agreement, the Issuer shall reimburse the undersigned for all out-of-pocket expenses reasonably incurred by the undersigned in connection with the offering of the Notes and not otherwise required to be reimbursed pursuant to Section 4 of the Distribution Agreement.

                  [INSERT ANY ADDITIONAL AGREEMENTS, CONDITIONS, ETC.]

                  Unless the undersigned has received notification from the Company within one Business Day (as defined in the Distribution Agreement) prior to the scheduled date of delivery of the Notes after receipt of such notice in accordance with Section 12 of the Distribution Agreement, that the Company does not agree to the terms set forth herein, this Terms Agreement shall constitute an agreement between the Company and the undersigned for the sale and purchase of the Notes upon the terms set forth herein and in the Distribution Agreement.


                                            Very truly yours,

                                            [NAME AND SIGNATURE BLOCK
                                             OF EACH DISTRIBUTOR]



Accepted and agreed to as of the date set forth above.

WHITMAN CORPORATION


[BY: __________________________]
         [INSERT TITLE]

                                                                       EXHIBIT B



                  The Issuer agrees to pay each Distributor a commission equal to the following percentage of the principal amount of Securities sold to purchasers solicited by such Distributor:


                                                        COMMISSION RATE
                                                      (AS A PERCENTAGE OF
             TERM                                      PRINCIPAL AMOUNT)
             ----                                      -----------------

9 months to less than 12 months

12 months to less than 18 months

18 months to less than 24 months

24 months to less than 30 months

30 months to less than 3 years

3 years to less than 4 years

4 years to less than 5 years

5 years to less than 7 years

7 years to less than 10 years

10 years to less than 20 years

20 years to less than 30 years

                                                                       EXHIBIT C


                            ADMINISTRATIVE PROCEDURES
                            -------------------------


                  The Medium-Term Notes due from nine months to 30 years from their issue date (the "Notes"), are to be offered on a continuing basis by Whitman Corporation (the "Issuer"). [NAME OF DISTRIBUTOR(S)] (individually, a "Distributor" and collectively, the "Distributors"), have each agreed to use reasonable efforts to solicit offers to purchase the Notes. The Distributors may, but will not be obligated to, purchase Notes for their own account. The Notes are being sold pursuant to a Distribution Agreement, dated _________, 2000 (the "Distribution Agreement"), among the Issuer and the Distributors, and will be issued pursuant to an indenture, dated as of January 15, 1993, as supplemented by the First Supplemental Indenture dated as of May 20, 1999 (the Indenture as so supplemented, is herewith referred to as the "Indenture"), between the Issuer and Bank One Trust Company, National Association, as trustee (the "Trustee"). The Notes will rank equally and ratably with all other unsecured and unsubordinated indebtedness of the Issuer and will have been registered under the Securities Act of 1933 (the "Act"). For a description of the terms of the Notes and the offering and sale thereof, see the sections entitled "Description of Notes", "Special Provisions Relating to Foreign Currency Notes", "Plan of Distribution of Notes" and "Glossary" in the Prospectus Supplement relating to the Notes, dated __________, 2000, attached hereto and hereinafter referred to as the "Prospectus Supplement", and the sections entitled "Description of Securities", and "Plan of Distribution" in the Prospectus relating to the Notes, dated ______________, 2000, attached hereto and hereinafter referred to as the "Prospectus." Defined terms used herein but not defined herein shall have the meanings assigned to them in the Distribution Agreement, the Prospectus or the Prospectus Supplement.

                  The Notes will be represented either by Global Notes delivered to The Depository Trust Company ("DTC") or its nominee and recorded in the book-entry system maintained by DTC or such nominee ("Book-Entry Notes") or by certificates delivered to the Holders thereof or Persons designated by such Holders ("Certificated Notes"). Notes for which interest is calculated on the basis of a fixed interest rate are referred to herein as "Fixed Rate Notes." Notes for which interest is calculated at a rate or rates determined by reference to an interest rate formula are referred to herein as "Floating Rate Notes."

                  Notes which are issued at a price lower than the principal amount thereof and which provide that upon redemption or acceleration of the Maturity thereof an amount less than the principal thereof shall become due and payable are referred to herein as "Original Issue Discount Notes." For special provisions relating to Original Issue Discount Notes and other Notes issued at a discount for tax purposes, see the section entitled "United States Holders -- Original Issue Discount" in the Prospectus.

                  Unless otherwise indicated in the applicable Pricing Supplement, the Notes will be denominated in U.S. dollars and payments of principal of and any premium and interest on the Notes will be made in U.S. dollars in the manner indicated in the Prospectus and the Prospectus Supplement.

Notes denominated in one or more currencies or currency units other than U.S. dollars are referred to herein as "Foreign Currency Notes." For special provisions relating to Foreign Currency Notes, see the sections entitled "Special Provisions Relating to Foreign Currency Notes" in the Prospectus Supplement. Specific information concerning the foreign currency or currency unit in which a particular Foreign Currency Note is denominated, including historical exchange rates and a description of the currency and any exchange controls, shall (if requested by any Distributor or if required by applicable law) be contained in a Pricing Supplement to the Prospectus Supplement reflecting the terms of such Note.

                  Notes which provide that amounts payable by the Issuer in respect of principal of or any premium or interest on the Notes shall be determined by reference to the value, rate or price of one or more specified indices, are referred to herein as "Indexed Notes." Specific information pertaining to the method for determining the principal amounts payable, a historical comparison of the value, rate or price of the specified index, indices and the face amount of the Indexed Note and certain additional tax considerations will be described in the applicable Pricing Supplement.

                  Administrative procedures and specific terms of the offering are explained below. Part I indicates procedures applicable to all Notes; Part II indicates specific procedures for Certificated Notes; and Part III indicates specific procedures for Book-Entry Notes. Administrative and record-keeping responsibilities will be handled for the Issuer by its Treasury Department. The Issuer will advise the Distributors in writing of those persons handling administrative responsibilities with whom the Distributors are to communicate regarding offers to purchase Notes and the details of their delivery.


PART I:  PROCEDURES APPLICABLE TO ALL NOTES

ISSUE DATE

                  Each Note will be dated the date of its authentication. Each Note will also bear an original issue date (the "Issue Date") which, with respect to any such Notes (or portion thereof), shall mean the date of its original issuance and shall be specified therein. The Issue Date will remain the same for all Notes subsequently issued upon transfer, exchange or substitution of a Note, regardless of their dates of authentication.


PRICE TO PUBLIC

                  Except as otherwise specified in a Pricing Supplement, each Note will be issued at 100% of principal amount.

MATURITIES; MINIMUM PURCHASE

                  Each Note will mature on a date, selected by the purchaser and agreed to by the Issuer, which will be at least nine months but not more than 30 years after its Issue Date. The minimum aggregate amount of Notes which may be offered to any purchaser will be $100,000.


INTEREST PAYMENTS

                  Interest on each interest-bearing Note will be calculated and paid in the manner described in such Note and in the Prospectus Supplement and the applicable Pricing Supplement. Unless otherwise set forth therein, interest on Fixed Rate Notes (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months and will not accrue on the 31st day of any month. Interest on Floating Rate Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Note for which the Base Rate is the Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

                  On the fifth Business Day immediately preceding each Interest Payment Date, the Trustee will furnish the Issuer with the total amount of interest payments (whether in U.S. dollars or other currencies or currency units) to be made on such Interest Payment Date. The Trustee will provide monthly, to the Issuer's Treasury Department, a list of the principal and any premium and interest to be paid on Notes maturing in the next succeeding month. The Trustee will assume responsibility for withholding taxes on interest paid as required by law.


REDEMPTION/REPAYMENT

                  If indicated in the applicable Pricing Supplement, the Notes of a particular tenor will be subject to redemption in whole or in part (subject to applicable minimum denominations), at the option of the Issuer on and after an initial redemption date as set forth in the applicable Pricing Supplement and in the applicable Note. The redemption price will be set forth in the applicable Pricing Supplement and in the applicable Note.

                  If indicated in the applicable Pricing Supplement, the Notes of a particular tenor will be subject to repayment at the option of the Holders thereof in accordance with the terms of the Notes on a repayment date as set forth in the applicable Pricing Supplement and in the applicable Note. The repayment date or dates and repayment price will be set forth in the applicable Pricing Supplement and in the applicable Note.


PROCEDURES FOR ESTABLISHING THE TERMS OF THE NOTES

                  The Issuer and the Distributors will discuss from time to time the rates to be borne by the Notes that may be sold as a result of the solicitation of offers by the Distributors. Once any Distributor has recorded any indication of interest in Notes upon certain terms, and communicated with the Issuer, if the Issuer plans to accept an offer to purchase Notes upon such terms, it will prepare a Pricing Supplement to the Prospectus, as then amended or supplemented, reflecting the terms of such Notes and, after approval from the Distributors, will arrange to have a copy of the Pricing Supplement filed with, or transmitted by a means reasonably calculated to result in filing with, the Securities and Exchange Commission (the "Commission") pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act").* The Issuer will supply at least 10 copies of the Prospectus, as then amended or supplemented, and bearing such Pricing Supplement, to the Distributor who presented the offer (the "Presenting Distributor"). No settlements with respect to Notes upon such terms may occur prior to such transmitting or filing and the Distributors will not, prior to such transmitting or filing, mail confirmations to customers who have offered to purchase Notes upon such terms. After such transmitting or filing, sales, mailing of confirmations and settlements may occur with respect to Notes upon such terms, subject to the provisions of "Delivery of Prospectus" below.

                  If the Issuer decides to post rates and a decision has been reached to change interest rates, the Issuer will promptly notify each Distributor. Each Distributor will forthwith suspend solicitation of purchases. At that time, the Distributors will recommend and the Issuer will establish rates to be so "posted." Following establishment of posted rates and prior to the transmitting or filing described in the preceding paragraph, the Distributors may only record indications of interest in purchasing Notes at the posted rates. Once any Distributor has recorded any indication of interest in Notes at the posted rates and communicated with the Issuer, if the Issuer plans to accept an offer at the posted rate, it will prepare a Pricing Supplement reflecting such posted rates and, after approval from the Distributors, will arrange to have a copy of the Pricing Supplement filed with, or transmitted by means reasonably calculated to result in filing with, the Commission and will supply at least 10 copies of the Prospectus, as then amended or supplemented, and bearing such Pricing Supplement, to the Presenting Distributor. No settlements at the posted rates may occur prior to such transmitting or filing and the Distributors will not, prior to such transmitting or filing, mail confirmations to customers who have offered to purchase Notes at the posted rates. After such transmitting or filing, sales, mailing of confirmations and settlements may resume, subject to the provisions of "Delivery of Prospectus" below.

                  Outdated Pricing Supplements, and copies of the Prospectus to which they are attached (other than those retained for files), will be destroyed.


------------------
  * If clause (b)(3) of Rule 424 is applicable, such filing shall be made no later than the fifth business day following the earlier of the date of determination of the settlement information described below or the date such Pricing Supplement is first used. If clause (b)(2) or (b)(5) of Rule 424 is applicable, such filing shall be made no later than the second business day following the earlier of the date of determination of the settlement information or the date such Pricing Supplement is first used.

SUSPENSION OF SOLICITATION:  AMENDMENT OR SUPPLEMENT

                  As provided in the Distribution Agreement, the Issuer may instruct the Distributors to suspend solicitation of offers to purchase at any time, and upon receipt of at least one Business Day's prior notice from the Issuer, the Distributors will each forthwith suspend solicitation until such time as the Issuer has advised them that solicitation of offers to purchase may be resumed.

                  If the Distributors receive the notice from the Issuer contemplated by Section 3(b) or 4(b) of the Distribution Agreement, they will promptly suspend solicitation and will only resume solicitation as provided in the Distribution Agreement. If the Issuer is required, pursuant to Section 4(b) of the Distribution Agreement, to prepare an amendment or supplement, it will promptly furnish each Distributor with the proposed amendment or supplement; if the Issuer decides to amend or supplement the Registration Statement or the Prospectus relating to the Notes, it will promptly advise each Distributor and will furnish each Distributor with the proposed amendment or supplement in accordance with the terms of the Distribution Agreement. The Issuer will file such amendment or supplement with the Commission, provide the Distributors with copies of any such amendment or supplement, confirm to the Distributors that such amendment or supplement has been filed with the Commission and advise the Distributors that solicitation may be resumed.

                  Any such suspension shall not affect the Issuer's obligations under the Distribution Agreement; and in the event that at the time the Issuer suspends solicitation of offers to purchase there shall be any offers already accepted by the Issuer outstanding for settlement, the Issuer will have the sole responsibility for fulfilling such obligations. The Issuer will in addition promptly advise the Distributors and the Trustee if such offers are not to be settled and if copies of the Prospectus as in effect at the time of the suspension may not be delivered in connection with the settlement of such offers.


ACCEPTANCE OF OFFERS

                  Each Distributor will promptly advise the Issuer, at its option orally or in writing, of each reasonable offer to purchase Notes received by it, other than those rejected by such Distributor. Each Distributor may, in its discretion reasonably exercised, without notice to the Issuer, reject any offer received by it, in whole or in part. The Issuer will have the sole right to accept offers to purchase Notes and may reject any such offer, in whole or in part. If the Issuer accepts or rejects an offer, in whole or in part, the Issuer will promptly so notify the Presenting Distributor.


CONFIRMATION

                  For each accepted offer, the Presenting Distributor will issue a confirmation to the purchaser, with a separate confirmation to the Issuer's Treasury Department, setting forth the Purchase Information (as defined under Part II below with respect to Certificated Notes and Part III below with respect to Book-Entry Notes) and delivery and payment instructions; provided, however, that, in the case of the confirmation issued to the purchaser, no confirmation shall be delivered to the purchaser prior to the delivery of the Prospectus referred to below.

DETERMINATION OF SETTLEMENT DATE

                  The receipt of immediately available funds by the Issuer in payment for a Note and (i) in the case of Certificated Notes, the authentication and issuance of such Note and (ii) in the case of Book-Entry Notes, entry by the Presenting Distributor of an SDFS delivery order through DTC's Participant Terminal System to credit such Note to the account of a Participant purchasing, or acting for the purchase of, such Note, shall, with respect to such Note, constitute "settlement." All offers accepted by the Issuer will be settled on the third Business Day next succeeding the date of acceptance unless otherwise agreed by the purchaser and the Issuer. The settlement date shall be specified upon receipt of an offer to purchase. Prior to 11:00 a.m., New York City time, on the settlement date, the Issuer will instruct the Trustee to authenticate and deliver the Notes no later than 2:15 p.m., New York City time, on that date.


DELIVERY OF PROSPECTUS

                  A copy of the Prospectus as most recently amended or supplemented on the date of delivery thereof (except as provided below) must be delivered to a purchaser prior to or together with the earlier of the delivery of (i) the written confirmation provided for above, and (ii) any Note purchased by such purchaser. (For this purpose, entry of an SDFS delivery order through DTC's Participant Terminal System to credit a Note to the account of a Participant purchasing, or acting for the purchaser of, a Note shall be deemed to constitute delivery of such Note.) Subject to the foregoing, it is anticipated that delivery of the Prospectus, confirmation and Notes to the purchaser will be made simultaneously at settlement. The Issuer shall ensure that the Presenting Distributor receives copies of the Prospectus and each amendment or supplement thereto (including appropriate Pricing Supplements) in such quantities and within such time limits as will enable the Presenting Distributor to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the first sentence of this paragraph. If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Issuer and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus.

                  The Issuer shall have delivered a completed Pricing Supplement, via next day mail or telecopy to arrive no later than 11:00 a.m. on the Business Day preceding the settlement date for the applicable Note, to the Presenting Agent at the following locations:

[NAME AND ADDRESS OF EACH DISTRIBUTOR]

AUTHENTICITY OF SIGNATURES

                  The Issuer will cause the Trustee to furnish the Distributors from time to time with the specimen signatures of each of the Trustee's officers, employees or agents who have been authorized by the Trustee to authenticate Notes, but no Distributor will have any obligation or liability to the Issuer or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Issuer or the Trustee on any Note or the Global Note (as defined in Part III).


ADVERTISING EXPENSES

                  The Issuer will determine with the Distributors the amount of advertising that may be appropriate in offering the Notes. Advertising expenses will be paid by the Issuer.


MARKET DAY

                  "Market Day" means (a) with respect to any Note, any day that is not a Saturday or Sunday and that, in Chicago and The City of New York, is not a day on which banking institutions generally are authorized or obligated by law or executive order to close, and (b) with respect to LIBOR Notes only, any such day on which dealings in deposits in U.S. dollars are transacted in the London interbank market, and (c) with respect to Foreign Currency Notes only, any such day that is not a Saturday or Sunday and that, in the capital city of the country of the Specified Currency or, with respect to Foreign Currency Notes denominated in Euros, Brussels, is not a day on which banking institutions generally are authorized or obligated by law or executive order to close.


TRUSTEE NOT TO RISK FUNDS

                  Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment made to the Issuer, the Distributors, DTC or any Holder of a Note, it being understood by all parties that payments made by the Trustee to the Issuer, the Distributors, DTC or any Holder of a Note shall be made only to the extent that funds are provided to the Trustee for such purpose.


PART II:  ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

FORM AND DENOMINATIONS

                  The Certificated Notes shall be issued only in fully registered form in denominations of $100,000 and integral multiples of $1,000 in excess thereof, or, in the case of Foreign Currency Notes, in such minimum denomination, not less than the equivalent of $100,000, and such great denomination or denominations in excess thereof, as shall be set forth in the applicable Pricing Supplement.

TRANSFERS AND EXCHANGES

                  A Certificated Note may be presented for transfer or exchange at the principal corporate trust office of the Trustee in The City of New York. Certificated Notes will be exchangeable for other Certificated Notes of any authorized denominations and of like tenor and in a like aggregate principal amount, upon surrender of the Certificated Notes to be exchanged at the corporate trust office of the Trustee. Certificated Notes will not be exchangeable for Book-Entry Notes.


PAYMENT AT MATURITY

                  Upon presentation of each Certificated Note at Maturity, the Trustee (or a duly authorized Paying Agent) will pay the principal amount thereof, together with any premium and accrued interest due at Maturity. Such payment will be made in immediately available funds, provided that the Certificated Note is presented in time for the Paying Agent to make payment in such funds in accordance with its normal procedures. The Issuer will provide the Trustee (and any Paying Agent) with funds available for immediate use for such purpose. Certificated Notes presented at Maturity will be canceled by the Trustee as provided in the Indenture. For special provisions relating to Foreign Currency Notes, see the section entitled "Special Provisions Relating to Foreign Currency Notes" in the Prospectus Supplement.


DETAILS FOR SETTLEMENT

                  For each offer for Certificated Notes accepted by the Issuer, the Presenting Distributor shall communicate to the Issuer's Treasury Department prior to 3:00 p.m., New York City time, on the Business Day preceding the settlement date, by telephone, telex, facsimile transmission or other acceptable means, the following information (the "Purchase Information"):

         1. Exact name in which the Note or Notes are to be registered ("registered owner").

         2. Exact address of registered owner and, if different, the address for delivery, notices and payment of principal and any premium and interest.

         3.       Taxpayer identification number of registered owner.

         4. Principal amount of each Note in authorized denominations to be delivered to registered owner.

         5.       Stated Maturity of each Note.

         6. In the case of Fixed Rate Notes, the interest rate of each Note; in the case of Floating Rate Notes, the interest rate formula, the Spread or

                  Spread Multiplier (if any), the maximum or minimum interest rate limitation (if any), the Calculation Agent, the Calculation Dates, the Initial Interest Rate, the Interest Payment Dates, the Record Dates, the Index Maturity, the Interest Determination Dates and the Interest Reset Dates, in each case, to the extent applicable with respect to each Note.

         7.       Redemption and/or repayment provisions, if any, of each Note.

         8.       Trade date of each Note.

         9.       Settlement date (Issue Date) of each Note.

         10. Presenting Distributor's commission (to be paid in the form of a discount from the proceeds remitted to the Issuer upon settlement).

         11.      Price.

         12. Currency or currency unit in which each Note is to be denominated and exchange rate applicable to purchase Foreign Currency Notes to be paid for in U.S. dollars.

         13.      Any additional applicable terms of each Note.

                  The Issue Date of, and the settlement date for, Certificated Notes will be the same. Before accepting any offer to purchase Certificated Notes to be settled in less than three Business Days, the Issuer shall verify that the Trustee will have adequate time to prepare and authenticate the Notes.

                  Immediately after receiving the details for each offer for Certified Notes from the Presenting Distributor, the Issuer will, after recording the details and any necessary calculations, communicate the Purchase Information by telephone, telex, facsimile transmission or other acceptable means, to the Trustee. Each such instruction given by the Issuer to the Trustee shall constitute a continuing representation and warranty by the Issuer to the Trustee and the Distributors that (i) the issuance and delivery of such Notes have been duly and validly authorized by the Issuer and (ii) such Notes, when completed, authenticated and delivered, shall constitute the valid and legally binding obligation of the Issuer. The Trustee will assign to and enter on each Note a transaction number.

                  The Issuer will deliver to the Trustee a pre-printed four-ply packet for such Certificated Note, which packet will contain the following documents in forms that have been approved by the Issuer, the Distributors and the Trustee:

         1.       Certificated Note with customer confirmation.

         2.       Stub One - For the Trustee.

         3.       Stub Two - For the Presenting Distributor.


         4.       Stub Three - For the Issuer.

                  The Trustee will complete such Certificated Note and will authenticate such Certificated Note and deliver it (with the confirmation) and Stubs One and Two to such Distributor, and such Distributor will acknowledge receipt of the Note by stamping or otherwise marking Stub One and returning it to the Trustee. The Trustee will send Stub Three to the Issuer by first-class mail. The Trustee shall deliver such Notes to the Presenting Distributor at the following addresses:

[NAME AND ADDRESS OF EACH DISTRIBUTOR]


SETTLEMENT:  NOTE DELIVERIES AND CASH PAYMENT

                  The Issuer will deliver to the Trustee at the commencement of the program and from time to time thereafter a supply of duly executed Certificated Notes with pre-printed control numbers adequate to implement the program. Upon the receipt of appropriate documentation and instructions from the Issuer in accordance with the applicable Officers' Certificate and verification thereof, the Trustee will cause the Certificated Notes to be completed and authenticated and hold the Certificated Notes for delivery against payment.

                  The Trustee will deliver the Certificated Notes, in accordance with instructions from the Issuer, to the Presenting Distributor. If the Distributor is placing such Certificated Notes as agent, such delivery will be made for the benefit of the purchaser only against receipt and the Presenting Distributor will acknowledge receipt of the Notes through a broker's receipt. Delivery of the Certificated Notes by the Trustee will be made only against such acknowledgment of receipt from the Presenting Distributor. Upon the Presenting Distributor's determination that such Note has been authenticated, delivered and completed as aforesaid, the Presenting Distributor will make, or cause to be made, payment to the Issuer at such account of the Issuer as it may specify in writing, in immediately available funds, of an amount equal to the principal amount of such Notes, less the applicable commission. If the Presenting Distributor in any instance advances its own funds, the Issuer shall not use any of the proceeds of such sale to acquire securities.

                  If the Distributor is placing such Certificated Notes as agent, the Presenting Distributor, as the Issuer's agent, will deliver the Notes (with the written confirmation provided for above) to the purchaser thereof against payment therefor by such purchaser in immediately available funds.

                  Delivery of any confirmation or Note to a purchaser thereof by a Distributor, acting as agent or principal, will be made in compliance with "Delivery of Prospectus" in Part I above.

FAILS (DISTRIBUTOR ACTING AS AGENT)

                  In the event that a purchaser shall fail to accept delivery of and make payment for a Certificated Notes on the settlement date, the Presenting Distributor will notify the Trustee and the Issuer, by telephone, confirmed in writing. If such Certificated Note has been delivered to the Presenting Distributor, as the Issuer's agent, the Presenting Distributor shall return such Note to the Trustee. If funds have been advanced for the purchase of such Note, the Trustee will, immediately upon receipt of such Note, debit the account of the Issuer for the amount so advanced and the Trustee shall refund the payment previously made by the Presenting Distributor in immediately available funds. Such payments will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the fail shall have occurred for any reason other than the failure of the Presenting Distributor to provide the Purchase Information to the Issuer or to provide a confirmation to the purchaser, the Issuer will reimburse the Presenting Distributor on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Issuer.

                  Immediately upon receipt of the Certificated Note in respect of which the fail occurred, the Trustee will make appropriate entries in its records to reflect the fact that the Note was never issued and the Note will be canceled and disposed of as provided in the Indenture.


PART III:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

                  In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations (the "Letter") from the Issuer and the Trustee to DTC dated as of __________, 2000, and a Medium-Term Note Certificate Agreement between the Trustee and DTC dated as of May 26, 1989, as amended, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

FORM, DENOMINATIONS AND REGISTRATION

                  All Book-Entry Notes of the same tenor and having the same issue Date, will be represented initially by a single Note (a "Global Note") in fully registered form without coupons. Book-Entry Notes will represent Notes denominated in U.S. dollars. Global Notes will be issued in denominations of $100,000 and integral multiples of $1,000 in excess thereof. Each Global Note will be registered in the name of Cede & Co., as nominee for DTC, on the Security Register maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.


CUSIP NUMBERS

                  The Issuer has arranged with the CUSIP Service Bureau of Standard & Poor's Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers (including tranche numbers), such series consisting of approximately 900 CUSIP numbers and relating to Global Notes representing Book-Entry Notes. The Issuer has obtained from the CUSIP Service Bureau a written list of such reserved CUSIP numbers and has delivered it to the Trustee and DTC. The Trustee will assign CUSIP numbers serially to Global Notes as described below under "Details for Settlement". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Notes. The Trustee will notify the Issuer at the time when fewer than 100 of the reserved CUSIP numbers remain unassigned to the Global Notes; and the Issuer will reserve an additional 900 CUSIP numbers for assignment to Global Notes representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Issuer shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.


TRANSFERS AND EXCHANGES FOR THE PURPOSE OF CONSOLIDATION

                  Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and, in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

                  The Trustee may upon notice to the Issuer deliver to DTC and the CUSIP Service Bureau at any time a written notice (a copy of which shall be attached to the Global Note resulting from such exchange) specifying (i) the CUSIP numbers of two or more outstanding Global Notes that represent Book-Entry Notes of the same tenor and having the same Issue Date, and for which interest (if any) has been paid to the same date, (ii) a date occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date (if any) for such Notes, on which such Global Notes shall be exchanged for a single replacement Global Note and (iii) a new CUSIP number to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Global Notes will, in accordance with the CUSIP Service Bureau procedures, be canceled and not immediately reassigned.


NOTICE OF INTEREST PAYMENT DATES AND REGULAR RECORD DATES

                  To the extent then known, on the first Business Day of March, June, September, and December of each year, the Trustee will deliver to the Issuer and DTC a written list of Record Dates and Interest Payment Dates that will occur with respect to Floating Rate Book-Entry Notes during the six-month period beginning on such first Business Day.


PAYMENTS OF PRINCIPAL AND INTEREST

                  (a) Payments of Interest Only. Promptly after each Record Date, the Trustee will deliver to the Issuer and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. The Issuer will confirm with the Trustee the amount payable on each Global Note on such Interest Payment Date. DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily or weekly bond reports published by Standard & Poor's Corporation. The Issuer will pay to the Trustee the total amount of interest due on such Interest Payment Date (other than at Maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment".

                  (b) Payments at Stated Maturity. On or about the first Business day of each month, the Trustee will deliver to the Issuer and DTC a written list of principal and interest to be paid on each Global Note maturing in the following month. The Issuer, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Note on or about the fifth Business Day preceding the Stated Maturity of such Global Note. The Issuer will pay to the Trustee, as the paying agent, the principal amount of such Global Note, together with interest due at such Stated Maturity. Upon surrender of a Global Note, the Trustee will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment". If any Stated Maturity of a Global Note representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Stated Maturity. Promptly after payment to DTC of the principal and any interest due at the Stated Maturity of such Global Note, the Trustee will cancel such Global Note and return such Global Note to the Issuer in accordance with the terms of the Indenture.

                  (c) Payment upon Redemption. The Trustee will comply with the terms of the Letter with regard to redemptions or repayments of the Book-Entry Notes. In the case of Book-

Entry Notes stated by their terms to be redeemable prior to Stated Maturity, at least 60 calendar days before the date fixed for redemption (the "Redemption Date"), the Issuer shall notify the Trustee of the Issuer's election to redeem such Book-Entry Notes in whole or in part and the principal amount of such Book-Entry Notes to be so redeemed. At least 30 calendar days but not more than 60 calendar days prior to the Redemption Date, the Trustee shall notify DTC of the Issuer's election to redeem such Book-Entry Notes. The Trustee shall notify the Issuer and DTC of the CUSIP numbers of the particular Book-Entry Notes to be redeemed either in whole or in part. The Issuer, the Trustee and DTC will confirm the amounts of such principal and any premium and interest payable with respect to each such Book-Entry Note on or about the fifth Business Day preceding the Redemption Date of such Book-Entry Note. The Issuer will pay the Trustee, in accordance with the terms of the Indenture, the amount necessary to redeem each such Book-Entry Note or the applicable portion of each such Book-Entry Note. The Trustee will pay such amount to DTC at the times and in the manner set forth herein. Promptly after payment to DTC of the amount due on the Redemption Date for such Book-Entry Note, the Trustee shall cancel any such Book-Entry Note redeemed in whole and shall deliver it to the Issuer with an appropriate debit advice. If a Global Note is to be redeemed in part, the Trustee will cancel such Global Note and issue a Global Note which shall represent the remaining portion of such Global Note and shall bear the CUSIP number of the canceled Global Note.

                  (d) Manner of Payment. The total amount of any principal and interest due on Global Notes on any Interest Payment Date or at Maturity shall be paid by the Issuer to the Trustee in immediately available funds on such date. The Issuer will make such payment on such Global Notes by wire transfer to the Trustee no later than 9:30 a.m., New York City time, on such date. The Issuer will confirm instructions regarding payment in writing to the Trustee. Prior to 10:00 a.m., New York City time, on each date of Maturity of a Book-Entry Note or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due at Maturity on Book-Entry Notes. On each Interest Payment Date, interest payment shall be made to DTC in same day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Notes are recorded in the book-entry system maintained by DTC. NEITHER THE ISSUER NOR THE TRUSTEE SHALL HAVE ANY DIRECT RESPONSIBILITY OR LIABILITY FOR THE PAYMENT BY DTC TO SUCH PARTICIPANTS OF THE PRINCIPAL OF AND ANY PREMIUM AND INTEREST ON THE BOOK-ENTRY NOTES.

                  (e) Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

DETAILS FOR SETTLEMENT

                  For each offer for Book-Entry Notes accepted by the Issuer, the Presenting Distributor shall communicate to the Issuer's Treasury Department prior to 11:00 a.m., New York City time, on the first Business Day after the sale date (or on the sale date if such sale is to be settled within one Business
Day), by telephone, telex, facsimile transmission or other acceptable means, the following information (the "Purchase Information"):

                  1. Exact name in which the Notes are to be registered ("registered owner").

                  2. Exact address of registered owner and, if different, the address for delivery, notices and payment of principal and any premium and interest.

                  3.       Taxpayer identification number of registered owner.

                  4.       Principal amount of the Notes.

                  5.       Stated Maturity of the Notes.

                  6. In the case of Fixed Rate Notes, the interest rate of the Notes; in the case of Floating Rate Notes, the Interest rate formula, the Spread and/or Spread Multiplier (if any), the maximum or minimum Interest rate limitation (if any), the Calculation Agent, the Calculation Dates, the Initial Interest Rate, the Interest Payment Dates, the Record Dates, the Index Maturity, the Interest Determination Dates and the Interest Reset Dates, in each case, to the extent applicable with respect to the Notes.

                  7. Redemption and/or repayment provisions, if any, of the Notes.

                  8.       Trade date of the Notes.

                  9.       Settlement date (Issue Date) of the Notes.

                  10. Presenting Distributor's commission (to be paid in the form of a discount from the proceeds remitted to the Issuer upon settlement).

                  11.      Price.

                  12. Currency or currency unit in which the Notes are to be denominated and exchange rate applicable to purchase Foreign Currency Notes payable in U.S. dollars.

                  13.      Any additional applicable terms of the Notes.

                  The Issue Date of, and the settlement date for, Book-Entry Notes will be the same. Before accepting any offer to purchase Book-Entry Notes to be settled in less than three Business Days, the Issuer shall verify that the Trustee will have adequate time to prepare and authenticate the Global Notes.

                  If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that the foregoing procedure is completed, the procedures described in the following two paragraphs shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 p.m., as the case may be, on the Business Day before the settlement date.

                  Immediately after receiving the details for each offer for Book-Entry Notes from the Presenting Distributor and in any event no later than 12:00 Noon on the first Business Day after the sale date (or on the sale date if such sale is to be settled within one Business Day), the Issuer will, after recording the details and any necessary calculations, communicate the Purchase Information by telephone, telex, facsimile transmission or other acceptable means, to the Trustee. Each such instruction given by the Issuer to the Trustee shall constitute a continuing representation and warranty by the Issuer to the Trustee and the Distributors that (i) the issuance and delivery of such Note have been duly and validly authorized by the Issuer and (ii) such Note, when duly issued, shall constitute the valid and legally binding obligation of the Issuer.

                  Immediately after receiving the Purchase Information from the Issuer and in any event no later than 2:00 P.M. on the first Business Day after the sale date (or on the sale date if such sale is to be settled within one Business Day), the Trustee will assign a CUSIP number to the Global Note representing such Book-Entry Note and will telephone the Issuer and advise the Issuer of such CUSIP number and, as soon thereafter as practicable, the Issuer shall notify the Presenting Distributor of such CUSIP number.

                  Transmission of information to S&P. Standard & Poor's Corporation will use the information received in the pending deposit message to include the amount of any interest payable and certain other information regarding the related Global Note in the appropriate daily or weekly bond report published by Standard & Poor's Corporation.


SETTLEMENT:  GLOBAL NOTE DELIVERY AND CASH PAYMENT

                  The Issuer will deliver to the Trustee at the commencement of the program and from time to time thereafter a supply of duly executed Global Notes with preprinted control numbers adequate to implement the program. Upon the receipt of appropriate documentation and instructions from the Issuer in accordance with the applicable Officers' Certificate and verification thereof, the Trustee will cause the Global Note to be completed and authenticated and hold the Global Note for delivery against payment.

                  Prior to 2:00 P.M. on the Settlement Date, the Trustee will enter instructions through DTC's Participant Terminal System, using the function MT II, and DTC will credit such Note to the Trustee's participant account at DTC and thereafter will (i) debit such Note to the Trustee's participant account and credit such Note to the Presenting Distributor's participant account and (ii) debit the Presenting Distributor's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less such Distributor's commission (in accordance with SDFS operating procedures in effect on the Settlement Date).

                  Simultaneously with the giving of such instructions by the Trustee, the Presenting Distributor will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to such Distributor's participant account and credit such Note to the Participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Distributor for an amount equal to the price of such Note (in accordance with SDFS operating procedures in effect on the settlement date).

                  Transfers of funds are subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                  The Trustee, upon confirming receipt of such funds, will wire transfer the amount transferred to the Trustee, in funds available for immediate use, for the account of the Issuer, to account no. _________ at Bank of America Illinois, Chicago, Illinois (ABA No. 071000039).


FAILS

                  If settlement of a Book-Entry Note is rescheduled or cancelled, the Issuer shall notify the Trustee, and upon receipt of such notice, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled settlement date.

                  If the Trustee has not entered an SDFS deliver order with respect to a Book-Entry Note, then upon written request (which may be evidenced by telecopy transmission) of the Issuer, the Trustee shall deliver to DTC, through DTC's Participant Terminal System, as soon as practicable, but no later than 2:00 p.m. on any Business Day, a withdrawal message instructing DTC to debit such Note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Note representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Book-Entry Notes represented by a Global Note, the Trustee will mark such Global Note "cancelled," make appropriate entries in the Trustee's records and send such cancelled Global Note to the Issuer. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Note, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent such Book-Entry Note or Notes and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

                  If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Distributor may enter an SDFS deliver order through DTC's Participant Terminal System debiting such Note to such Distributor's participant account and crediting such Note
(free) to the participant account of the Trustee and shall notify the Trustee and the Issuer thereof. Thereafter, the Trustee, (i) will immediately notify the Issuer, once the Trustee has confirmed that such Note has been credited to its participant account, and the Issuer shall immediately transfer by Fedwire (in immediately available funds) to the Presenting Distributor an amount equal to the price of such Note which was previously sent by wire transfer to the account of the Issuer maintained at Bank of America Illinois, Chicago, Illinois, and
(ii) the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. Such debits and credits will be made on the settlement date, if possible, and in any event not later than 5:00 p.m. on the following Business Day. If the fail shall have occurred for any reason other than failure of the Presenting Distributor to provide the Purchase Information to the Issuer or to provide a confirmation to the purchaser, the Issuer will reimburse the Presenting Distributor on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Issuer.

                  Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Note, the Trustee will provide for the authentication and issuance of a Global Note representing the other Book-Entry Notes to have been represented by such Global Note and will make appropriate entries in its records.

                                                                       EXHIBIT D


                                                                __________, 2000


                            DELAYED DELIVERY CONTRACT


Whitman Corporation
c/o  [NAME AND ADDRESS OF EACH DISTRIBUTOR]


Gentlemen:

                  The undersigned hereby agrees to purchase from Whitman Corporation, a Delaware corporation ("Company"), and the Company agrees to sell to the undersigned, as of the date hereof, for delivery on __________, 200_ ("Delivery Date"),

                               $
                                ------------------

principal amount of the Company's ______________ securities ("Securities"), offered by the Company's Prospectus dated __________, 2000 and a Prospectus Supplement dated __________, 200_ relating thereto, receipt of copies of which is hereby acknowledged, at __% of the principal amount thereof plus accrued interest, if any, and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").

                  Payment for the Securities that the undersigned has agreed to purchase for delivery on the Delivery Date shall be made to the Company in immediately available funds at the office of _______________________ at 10:00 A.M. on the Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned for delivery on such Delivery Date in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

                  It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on the Delivery Date shall be subject only to the condition[S] that (1) investment in the Securities shall not at the Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject [AND (2) THE COMPANY SHALL HAVE SOLD TO THE UNDERWRITERS THE TOTAL PRINCIPAL AMOUNT OF THE SECURITIES LESS THE PRINCIPAL AMOUNT THEREOF COVERED BY THIS AND OTHER SIMILAR CONTRACTS]. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

                  [PROMPTLY AFTER COMPLETION OF THE SALE TO THE UNDERWRITERS THE COMPANY WILL MAIL OR DELIVER TO THE UNDERSIGNED AT ITS ADDRESS SET FORTH BELOW NOTICE TO SUCH EFFECT, ACCOMPANIED BY A COPY OF THE OPINION OF COUNSEL FOR THE COMPANY DELIVERED TO THE UNDERWRITERS IN CONNECTION THEREWITH.]

                  This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                  It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                             Yours very truly,



                                             -----------------------------------
                                                      (Name of Purchaser)


                                             By:
                                                 -------------------------------


                                             -----------------------------------
                                                     (Title of Signatory)


                                             -----------------------------------


                                             -----------------------------------
                                                    (Address of Purchaser)

Accepted, as of the above date.

WHITMAN CORPORATION


By:
   -----------------------------